UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2004

                           DECORATOR INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Pennsylvania                       1-7753                    25-1001433
------------------------       -----------------------       ------------------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

    10011 Pines Boulevard, Pembroke Pines, Florida           33024
    ----------------------------------------------         ----------
     (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (954) 436-8909

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Item 7.  Financial Statements and Exhibits.

        (c) Exhibits

            99.1 Press Release

Item 12. Results of Operations and Financial Condition.

         On March 2, 2004, registrant issued a press release announcing its financial results for the fiscal quarter and fiscal year ended January 3, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DECORATOR INDUSTRIES, INC.
                                                       (Registrant)

Date: March 4, 2003                              By: /s/  Michael K. Solomon
                                                     -------------------------
                                                     Michael K. Solomon
                                                     Vice President and
                                                     Principal Financial Officer